Exhibit 10.17
SEVENTH AMENDMENT AND WAIVER
     This Seventh Amendment and Waiver (the “Agreement”) to the Credit Agreement referred to below is dated as of August 7, 2008 and effective in accordance with Section 4 below, by and among BOWATER INCORPORATED, a corporation organized under the laws of Delaware (“BI”), BOWATER ALABAMA LLC (formerly known as Bowater Alabama Inc.), a limited liability company organized under the laws of Alabama (“BA”), BOWATER NEWSPRINT SOUTH LLC, a limited liability company organized under the laws of Delaware (“BNS”), BOWATER NEWSPRINT SOUTH OPERATIONS LLC (formerly known as Bowater Newsprint South Inc.), a limited liability company organized under the laws of Delaware and the successor by merger to Bowater Mississippi LLC (“BNSO”), each in its capacity as a Borrower under the Credit Agreement referred to below (BI, BA, BNS and BNSO are collectively referred to herein as the “Borrower”), certain Subsidiaries and Affiliates of the Borrower party hereto (the “Grantors”), ABITIBIBOWATER INC., a corporation organized under the laws of Delaware (the “Parent”), the Lenders and the Canadian Lenders party hereto (collectively, the “Consenting Lenders”) pursuant to an authorization (in the form attached hereto as Exhibit A, each a “Lender Authorization”) and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”) for the Lenders party to the Credit Agreement referred to below.
STATEMENT OF PURPOSE:
     The Borrower, the Lenders, certain other financial institutions and the Administrative Agent are parties to the Credit Agreement dated as of May 31, 2006 (as amended by that certain First Amendment dated as of July 20, 2007, that certain Second Amendment dated as of October 31, 2007, that certain Third Amendment and Waiver dated as of February 25, 2008, that certain Fourth Amendment dated as of March 31, 2008, that certain Fifth Amendment dated as of April 30, 2008, that certain Sixth Amendment dated as of June 30, 2008, as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
     The Borrower has requested that the Administrative Agent, the Lenders and the Canadian Lenders agree to amend the Credit Agreement and waive certain requirements of the Collateral Assignment of Bonds and Indenture of Trust and Subordination dated as of May 30, 2008 by and between BA and the Administrative Agent (as amended, restated supplemented or otherwise modified from time to time, the “Collateral Assignment”), in each case as more specifically set forth herein. Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Consenting Lenders have agreed to grant such requests of the Borrower.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
     1. Capitalized Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the statement of purpose hereto) shall have the meanings assigned thereto in the Credit Agreement (as amended by this Agreement).

     2. Waiver of Bond Delivery Requirement. Pursuant to Section 13.2 of the Credit Agreement and subject to the terms and conditions hereof, including, without limitation, the conditions to effectiveness set forth in Section 4 hereof, the Consenting Lenders and the Administrative Agent hereby waive the provisions of Section 10 of the Collateral Assignment requiring BA to deliver original Assigned Bonds (as defined in the Collateral Assignment) or original Replacement Bonds (as defined in the Collateral Assignment) to the Administrative Agent.
     3. Credit Agreement Amendment. The table in Section 9.2 of the Credit Agreement is hereby amended and restated as follows:

Applicable Period	Minimum Ratio
Third Amendment Effective Date to March 31, 2008	0.75 to 1.00

April 1, 2008 through and including June 30, 2008	1.00 to 1.00

July 1, 2008 through and including September 30, 2008	1.40 to 1.00

October 1, 2008 through and including December 31, 2008	1.75 to 1.00

January 1, 2009 and thereafter	2.00 to 1.00
     4. Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Agreement shall be deemed effective as of June 29, 2008:
     (a) the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent (on behalf of itself and each of the Consenting Lenders by virtue of each Consenting Lender’s execution of a Lender Authorization), the Borrower, the Parent and each of the Grantors;
     (b) the Administrative Agent shall have received executed Lender Authorizations from the requisite Consenting Lenders;
     (c) the Administrative Agent shall have been reimbursed for all fees and out-of-pocket charges and other expenses incurred in connection with this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent;
     (d) the Borrower shall have paid to the Administrative Agent (or its applicable affiliates), for the account of each Consenting Lender (including the Administrative Agent and the Canadian Administrative Agent) that executes and delivers this Agreement or a Lender Authorization to the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Eastern Time) on August 6, 2008, an amendment fee in an amount equal to (a) 10 basis points times the principal amount of such Consenting Lender’s Commitment plus (b) 10 basis points times the principal amount of such Consenting Lender’s “Commitment” (as defined in the Canadian Credit Agreement);
     (e) the Administrative Agent shall have received a corresponding amendment to the Canadian Credit Agreement, in form and substance substantially consistent with this Agreement (with such changes as are applicable only to the Canadian Credit Agreement), duly executed by the Canadian Administrative Agent, the Canadian Borrower, the Parent, each Canadian Guarantor and the requisite Consenting Lenders (whether directly or through a lender authorization); and
     (f) the Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Agreement.
     5. Effect of the Agreement. Except as expressly provided herein, the Credit Agreement, the Collateral Assignment and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement, the Collateral Assignment or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Collateral Assignment or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Collateral Assignment or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. References in the Collateral Assignment to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Collateral Assignment shall be deemed to be references to the Collateral Assignment as modified hereby.
     6. Representations and Warranties/No Default/Covenant Regarding Bonds. By their execution hereof:
     (a) the Parent, the Borrower and each of the Grantors hereby certifies, represents and warrants to the Administrative Agent and the Lenders that after giving effect to the waiver set forth in Section 2 and the amendment set forth in Section 3, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof (except to the extent that (A) any such representation or warranty that is qualified by materiality or by reference to Material Adverse Effect, in which case such representation or warranty is true and correct in all respects as of the date hereof or (B) any such representation or warranty relates only to an earlier date, in which case such representation or warranty shall remain true and correct as of such earlier date) and that no Default or Event of Default has occurred or is continuing;
     (b) the Borrower, the Parent and each of the Grantors hereby certifies, represents and warrants to the Administrative Agent and the Lenders that:
     (i) it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other documents executed in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and
     (ii) this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower, the Parent and each of the Grantors, and each such document constitutes the legal, valid and binding obligation of the Borrower, the Parent and each of the Grantors, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;
     (c) the Parent, the Borrower and each Grantor covenants and agrees, that, if at any time, after the date hereof, the Assigned Bonds (as defined in the Collateral Assignment) or any Replacement Bonds (as defined in the Collateral Assignment) or any other certificate, document or instrument evidencing the right of the Bondholder (as defined in the Collateral Assignment) shall come into its possession or be held by it, then it will immediately deliver and pledge such Assigned Bonds, Replacement Bonds or other certificate, document or instrument to the Administrative Agent for the ratable benefit of the Secured Parties (as defined in the Collateral Assignment) together with an executed endorsement in form and substance satisfactory to the Administrative Agent; and
     (d) no later than September 5, 2008, or such later date as the Administrative Agent and the Canadian Administrative Agent may approve in their sole discretion (the “Deadline”), the Administrative Agent shall have received documentation in form and substance satisfactory to the Administrative Agent and the Canadian Administrative Agent duly executed by BA and U.S. Bank, National Association, as trustee under the Assigned Indenture (as defined in the Collateral Assignment), confirming, among other things, the registration of all bonds issued pursuant to the Assigned Indenture as of the date thereof and such other matters as the Administrative Agent and the Canadian Administrative Agent may request (such satisfactory documentation, the “Assigned Indenture Documentation”). To the extent that the Administrative Agent has not received the Assigned Indenture Documentation by the Deadline, the Parent, the Borrower and each Grantor covenants and agrees, that upon the request of the Required Lenders (or the Administrative Agent and the Canadian Administrative Agent, at the request of the Required Lenders), it will, promptly, but in no event later than thirty (30) days after such request, take all actions as are necessary to have Replacement Bonds (as defined in the Collateral Assignment) issued and delivered to the Administrative Agent, for the ratable benefit of the

Secured Parties (as defined in the Collateral Assignment), together with an executed endorsement in form and substance satisfactory to the Administrative Agent and the Canadian Administrative Agent.   It is hereby agreed and acknowledged that any failure by the Parent, the Borrower or any Grantor to comply with the requirements set forth in the foregoing sentence shall constitute an immediate Event of Default.
     7. Reaffirmations. Each Credit Party (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the Parent Guaranty Agreement, the Subsidiary Guaranty Agreement, the Collateral Agreement, the Collateral Assignment (other than as expressly set forth in Section 2 above) and each other Security Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the Parent Guaranty Agreement, the Subsidiary Guaranty Agreement, the Collateral Agreement, the Collateral Assignment (other than as expressly set forth in Section 2 above) and each other Security Document to which it is a party and (c) agrees that the Credit Agreement, the Parent Guaranty Agreement, the Subsidiary Guaranty Agreement, the Collateral Agreement, the Collateral Assignment and each other Security Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.
     8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     9. Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     10. Electronic Transmission. A facsimile, telecopy, pdf or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy, pdf or other reproduction hereof.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

BORROWER:

BOWATER INCORPORATED

By:

Name:

Title:

BOWATER ALABAMA LLC

By: Bowater Newsprint South LLC, its member

By:

Name:

Title:

BOWATER NEWSPRINT SOUTH LLC

By:

Name:

Title:

BOWATER NEWSPRINT SOUTH OPERATIONS LLC

By: Bowater Newsprint South LLC, its manager

By:

Name:

Title:

PARENT:

ABITIBIBOWATER INC.

By:

Name:

Title:

[Signature Pages Continue]

GRANTORS:

BOWATER AMERICA INC.

By:

Name:

Title:

BOWATER NUWAY INC.

By:

Name:

Title:

BOWATER NUWAY MID-STATES INC.

By:

Name:

Title:

[Signature Pages Continue]
Fourth Amendment – Bowater]]

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Administrative Agent (on behalf of itself and the Consenting Lenders who have executed a Lender Authorization) and as Issuing Lender, Swingline Lender and a Lender

By:

Name:

Title:

Fourth Amendment – Bowater]]

Exhibit A
Form of Lender Authorization
Fourth Amendment – Bowater]]

LENDER AUTHORIZATION

Bowater Incorporated
Bowater Canadian Forest Products Inc.
Seventh Amendment to U.S. Credit Agreement
Ninth Amendment to Canadian Credit Agreement

August 7, 2008
Wachovia Bank, National Association
NC0680
1525 West W.T. Harris Blvd.
Charlotte, North Carolina 28262
Attention: Syndication Agency Services
The Bank of Nova Scotia
40 King Street West
Scotia Plaza, 62nd Floor
Toronto, Ontario M5W 2X6
Attention: Corporate Banking Loan Syndication

Re:
(a) The Seventh Amendment dated as of August 7, 2008 (the “U.S. Agreement”) to that certain Credit Agreement dated as of May 31, 2006 (as amended, the “U.S. Credit Agreement”) among Bowater Incorporated and the other New Borrowers party thereto (collectively, the “U.S. Borrower”), the lenders party thereto (the “U.S. Lenders”), and Wachovia Bank, National Association, as administrative agent (the “U.S. Administrative Agent”) for the U.S. Lenders and (b) the Ninth Amendment dated as of August 7, 2008 (the “Canadian Agreement” and, together with the U.S. Agreement, the “Agreements”) to that certain Credit Agreement dated as of May 31, 2006 (as amended, the “Canadian Credit Agreement”) among Bowater Canadian Forest Products Inc. (the “Canadian Borrower”), the U.S. Borrower, the lenders party thereto (the “Canadian Lenders”), and The Bank of Nova Scotia, as administrative agent (the “Canadian Administrative Agent”) for the Canadian Lenders.

     This Lender Authorization acknowledges our receipt and review of the execution copy of the Agreements, each in the form posted on SyndTrak Online or otherwise distributed to us by the U.S. Administrative Agent or the Canadian Administrative Agent. By executing this Lender Authorization, we hereby approve the Agreements and authorize the U.S. Administrative Agent or the Canadian Administrative Agent (as applicable) to execute and deliver the Agreements on our behalf.
     Each financial institution purporting to be a U.S. Lender and executing this Lender Authorization agrees or reaffirms that it shall be a party to the Agreements and the other Loan Documents (as defined in the U.S. Credit Agreement) to which U.S. Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the U.S. Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. Each financial institution purporting to be a Canadian Lender and executing this
[August __, 2008 Amendment – Bowater]

Lender Authorization agrees or reaffirms that it shall be a party to the Agreements and the other Loan Documents (as defined in the Canadian Credit Agreement) to which Canadian Lenders are parties and shall have the rights and obligations of a “Lender” (as defined in the Canadian Credit Agreement), and agrees to be bound by the terms and provisions applicable to a “Lender” under each such agreement. In furtherance of the foregoing, each financial institution executing this Lender Authorization agrees to execute any additional documents reasonably requested by the U.S. Administrative Agent or the Canadian Administrative Agent, as applicable, to evidence such financial institution’s rights and obligations under the U.S. Credit Agreement or the Canadian Credit Agreement, as applicable.
     A facsimile, telecopy, pdf or other reproduction of this Lender Authorization may be executed by one or more parties hereto, and an executed copy of this Lender Authorization may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.
[Insert name of applicable financial institution]
By:
Name:
Title:
[August __, 2008 Amendment – Bowater]